TERMINATION AGREEMENT

     TERMINATION AGREEMENT, dated as of March 14, 2001 (the "Termination Agreement"), by and among eAcceleration Corp., a Delaware Corporation (the "Company"), Clint Ballard and Diana T. Ballard (together with Clint Ballard, the "Stockholders").

     WHEREAS, the Company and the Stockholders entered into a Stockholders Agreement, dated as of February 15, 2000 (the "Stockholders Agreement").

     WHEREAS, the Company and the Stockholders desire to terminate the Stockholders Agreement, pursuant to the terms and conditions set forth herein, as of the date hereof.

     NOW, THEREFORE in consideration of the premises and of the mutual covenants contained herein, and intending to be legally bound, the parties hereto agree as follows:

     1. Termination. Effective as of the date hereof and without further action by the parties hereto, the Stockholders Agreement and every provision thereof is hereby terminated and shall have no further force and effect and no further liability or obligation on the part of, or any further right in favor of, the Company or the Stockholders, Clint Ballard or Diana T. Ballard.

     2. Counterparts. This Termination Agreement may be executed in counterparts, which taken together shall constitute one and the same instrument, and either of the parties hereto may execute this Termination Agreement by signing either such counterpart.

     IN WITNESS WHEREOF, the undersigned have executed and delivered this Termination Agreement as of the date first above written.


                                              eACCELERATION CORP.


                                              By:  /s/ Clint Ballard
                                                 ------------------------------
                                                 Clint Ballard
                                                 President



                                              STOCKHOLDERS

                                                  /s/ Clint Ballard
                                              ----------------------------------
                                              Clint Ballard


                                                 /s/ Diana T. Ballard
                                              ----------------------------------
                                              Diana T. Ballard